American Century Investments®
Quarterly Portfolio Holdings
Utilities Fund
September 30, 2022

Utilities - Schedule of Investments
SEPTEMBER 30, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 98.1%
Agricultural Products — 0.5%
Darling Ingredients, Inc.(1)	22,150	1,465,223
Coal and Consumable Fuels — 1.7%
Enviva, Inc.	82,466	4,952,908
Electric Utilities — 55.3%
Acciona SA	8,233	1,446,999
American Electric Power Co., Inc.	163,694	14,151,346
Constellation Energy Corp.	95,313	7,929,088
Duke Energy Corp.	229,921	21,387,251
Edison International	48,416	2,739,377
Entergy Corp.	125,693	12,648,487
Eversource Energy	129,021	10,058,477
Exelon Corp.	295,123	11,055,308
FirstEnergy Corp.	344,455	12,744,835
Iberdrola SA	228,928	2,134,566
NextEra Energy, Inc.	384,626	30,158,525
Pinnacle West Capital Corp.	145,066	9,358,208
Southern Co.	323,058	21,967,944
Xcel Energy, Inc.	48,664	3,114,496
		160,894,907
Gas Utilities — 4.3%
Atmos Energy Corp.	57,242	5,830,098
National Fuel Gas Co.	108,698	6,690,362
		12,520,460
Independent Power Producers and Energy Traders — 5.3%
AES Corp.	559,510	12,644,926
ERG SpA	50,992	1,403,685
RWE AG	40,587	1,491,815
		15,540,426
Multi-Utilities — 22.9%
CenterPoint Energy, Inc.	153,676	4,330,590
CMS Energy Corp.	111,791	6,510,708
Consolidated Edison, Inc.	98,945	8,485,523
Dominion Energy, Inc.	117,641	8,130,170
DTE Energy Co.	113,760	13,088,088
NiSource, Inc.	406,521	10,240,264
NorthWestern Corp.	54,372	2,679,452
Sempra Energy	87,159	13,068,620
		66,533,415
Oil and Gas Storage and Transportation — 2.8%
Cheniere Energy, Inc.	17,209	2,855,145
Energy Transfer LP	291,066	3,210,458
Enterprise Products Partners LP	93,409	2,221,266
		8,286,869
Renewable Electricity — 3.6%
EDP Renovaveis SA	67,934	1,397,414
NextEra Energy Partners LP(2)	105,180	7,605,566
Ormat Technologies, Inc.(2)	17,558	1,513,499
		10,516,479

Semiconductor Equipment — 0.7%
Enphase Energy, Inc.(1)	6,971	1,934,243
Wireless Telecommunication Services — 1.0%
T-Mobile US, Inc.(1)	22,459	3,013,324
TOTAL COMMON STOCKS (Cost $261,388,506)		285,658,254
SHORT-TERM INVESTMENTS — 5.2%
Money Market Funds — 3.2%
State Street Navigator Securities Lending Government Money Market Portfolio(3)	9,328,424	9,328,424
Repurchase Agreements — 2.0%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 4.625%, 1/15/25 - 5/15/47, valued at $951,352), in a joint trading account at 2.86%, dated 9/30/22, due 10/3/22 (Delivery value $935,404)		935,181
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.25%, 6/30/29, valued at $4,767,544), at 2.95%, dated 9/30/22, due 10/3/22 (Delivery value $4,675,149)		4,674,000
		5,609,181
TOTAL SHORT-TERM INVESTMENTS (Cost $14,937,605)		14,937,605
TOTAL INVESTMENT SECURITIES — 103.3% (Cost $276,326,111)		300,595,859
OTHER ASSETS AND LIABILITIES — (3.3)%		(9,477,728)
TOTAL NET ASSETS — 100.0%		$291,118,131

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $9,119,065. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $9,328,424.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks	277,783,775	7,874,479	—
Short-Term Investments	9,328,424	5,609,181	—
	287,112,199	13,483,660	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.